THIRD AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT ("Third Amendment") is entered into as of November 12, 1997, to be effective as of September 26,1997, by and among DAMES & MOORE GROUP (formerly named Dames & Moore, Inc.), a Delaware corporation (the "Company"), O'BRIEN-KREITZBERG, INC., as a Guarantied Subsidiary,the several financial institutions party to the Agreement hereinafter referred to (collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for such Banks ("Agent") and amends the First Amended and Restated Credit Agreement dated as of May 24, 1996 among the Company, the Banks and the Agent, as amended by a First Amendment dated as of September 17, 1996 and a Second Amendment dated as of November 19, 1996
(as so amended, the "Agreement").

                                      RECITAL

     The Borrowers, the Banks, the Issuing Bank and the Agent desire to amend the Agreement on the terms and conditions set forth in this Third Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. All terms used herein shall have the same meaning as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. Amendatory Provisions. The parties hereby agree that the Agreement is amended as follows:

     2.1 The following definitions in Section 1.3 of the Agreement are amended and restated in their entirety as follows:

               "'Termination Date' means January 26, 2001, or if such day is not an Offshore Business Day, the next succeeding Offshore Business Day."

               "'Consolidated EBITDA' means, for the most recently completed four fiscal quarters (the "Applicable Period"), for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) EBIT plus (ii) the amount of depreciation and amortization expense deducted in determining Net Income for such Applicable Period. The EBIT and depreciation and amortization expense of Persons acquired by the Company and its Subsidiaries within such Applicable Period may be included on a pro forma basis for the entire Applicable Period on a consolidated basis provided that the Agent has received financial statements for such Person audited by an independent public accounting firm of recognized national standing for at least one quarter or fiscal year ending within such Applicable Period."

     2.2 Section 2.1(a)(iii)(B) of the Agreement is amended by deleting "$15,000,000" and inserting "$30,000,000" in lieu thereof.

     2.3 Section7.11 of the Agreement is amended and restated in its entirety as follows:

               "7.11 Leverage Ratio. As to the Company as of the last day of any fiscal quarter, permit the Leverage Ratio to be greater than the ratio set forth in the table below (subject to the proviso immediately following such table) opposite such fiscal quarter or the period during which such fiscal quarter ends:

                                                  Maximum Permitted
          Fiscal Quarter(s) Ending In               Leverage Ratio
          ---------------------------             -----------------

          December 1996                                0.58 to 1

          March 1997 through June 1998                 0.55 to 1

          September 1998 and thereafter                0.50 to 1"

     "provided, however, the maximum permitted Leverage Ratio set forth above shall be reduced by .01 for each $5,000,000 in additional equity issued from time to time after September 27, 1996, any such reduction to be effective as of the end of the fiscal quarter in which such equity is issued; provided, however, the maximum permitted Leverage Ratio shall not be reduced to less than 0.45 to 1 at any time."

     2.4 Section 7.12 of the Agreement is amended and restated in its entirety as follows:

               "7.12     Fixed Charge Coverage Ratio. As to the Company, permit,
          as of the last day of any fiscal quarter, the Fixed Charge Coverage Ratio to be less than the ratio set forth in the table below opposite such fiscal quarter or the period during which such fiscal quarter ends:

                                                  Maximum Permitted
          Fiscal Quarter(s) Ending In        Fixed Charge Coverage Ratio
          ---------------------------        ---------------------------
          Through June 1998                            1.80 to 1

          September 1998 and thereafter                2.00 to 1"

     2.5 Section 7.13 of the Agreement is amended and restated in its entirety as follows:

               "7.13 Asset Coverage Ratio. As to the Company as of the last day of any fiscal quarter, permit its Consolidated Net Funded Debt to exceed the percentage of Net Eligible Receivables set forth below opposite such fiscal quarter or the period during which such fiscal quarter ends:

          "Fiscal Quarter(s) Ending In            Maximum Percentage
          ----------------------------            -------------------
           December 1996                                 90%

           March 1997 through June 1998                  85%

           September 1998 and thereafter                 80%"

     2.6 Section 7.15 of the Agreement is amended and restated in its entirety as follows:

               "7.15     Consolidated Net Funded Debt to Consolidated EBITDA
          Ratio. As to the Company, permit, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Net Funded Debt to (b) Consolidated EBITDA for the period of four fiscal quarters ending on the last day of such fiscal quarter to exceed the ratio set forth in the table below opposite such fiscal quarter or the period during which such fiscal quarter ends:

                                                  Maximum Permitted
          Fiscal Quarter(s) Ending In               Leverage Ratio
          ---------------------------             -----------------
          Through March 1997                          3.00 to 1

          June 1997 through June 1998                 2.75 to 1

          September 1998 and thereafter               2.50 to 1"

     2.7 Attachment 1 to Exhibit G (Compliance Certificate) is amended and restated in its entirety as set forth on Attachment 1 2 hereto.

     3. Representations and Warranties. The Borrowers hereby jointly and severally represent and warrant to the Agent, the Issuing Bank and the Banks:

     3.1 Authority. Each Borrower has all necessary corporate power and has taken all action necessary to make this Third Amendment, the Agreement, and all other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations they purport to be.

     3.2  No Legal Obstacle to Agreement.  Neither the execution of this Third
Amendment, the making by the Borrowers of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which any Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any Borrower other than in favor of the Agent, the Issuing Bank and the Banks. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Third Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Borrowers under the Agreement.

     3.3 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

     3.4 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

     4.   Conditions, Effectiveness.  The effectiveness of this Third
Amendment shall be subject to the compliance by the Borrowers with their respective agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

     4.1 Amendment Fee. An amendment fee equal to 1/10 of the Facility Amount payable on the date hereof to the Agent for the benefit of the Banks in accordance with their respective Pro Rata Shares.

     4.2 Work Fee. A work fee described in the term sheet dated October 29, 1997 payable on the date hereof to the Agent for the sole benefit of BofA.

     4.3 Other Evidence. Such other evidence with respect to any Borrower or any other person as Agent or the Majority Banks may reasonably request to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection with this Third Amendment and the Agreement and the compliance with the conditions set forth herein.

     5.   Miscellaneous.

     5.1 Effectiveness of the Agreement. Except as hereby amended, the Agreement shall remain in full force and effect.

     5.2 Waivers. This Third Amendment is specific in time and in intent and does not constitute, nor should be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

    5.3 Counterparts. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Borrowers, the Agent, the Issuing Bank and the Banks shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

     5.4 Jurisdiction. This Third Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to the executed by their duly authorized representatives as of the day and year first written above.

                                       DAMES & MOORE GROUP
                                       (formerly named Dames & Moore, Inc.)

                                        By:    /s/ Mark A. Snell
                                        --------------------------
                                        Title: Executive VP and
                                               Chief Financial Officer


                                         O'BRIEN-KREITZBERG, INC., as a
                                         Guarantied Subsidiary


                                         By:    /s/ Steve D. Beinfest
                                         --------------------------
                                         Title: Vice President






                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as
                                         Agent, a Bank and Issuing Bank

                                         By:  /s/ Robert Troutman
                                         ------------------------
                                         Title: Managing Director


                                         SANWA BANK CALIFORNIA

                                         By:  /s/ S. L. Skelton
                                         ------------------------
                                         Title: Vice President

                   ATTACHMENT 1 TO COMPLIANCE CERTIFICATE

     The following calculations are as of the date of the attached financial statements and for the fiscal period then ended.

     A.   SECTION 7.11  LEVERAGE RATIO:

          1.   Principal amount of all indebtedness
               for borrowed money:                    $___________________

          2.   Standby letters of credit
               supporting Indebtedness:               $___________________

          3.   Unrestricted cash and marketable
               securities held in excess of
               $20,000,000:                           $___________________

          4.   Consolidated Net Funded Debt
               (Lines A1+A2 less Line A3):            $___________________

          5.   Consolidated Net Worth:                $___________________

          6.   Total Capital (Lines A4+A5):           $___________________

          7.   Actual Leverage Ratio
               (Line A4/Line A6):                     ____________ to 1.00

          Maximum Permitted Leverage Ratio

                                                  Maximum Permitted
          Fiscal Quarter(s) Ending In              Leverage Ratio
          ---------------------------             ------------------
          December 1996                               0.58 to 1

          March 1997 through June 1998                0.55 to 1

          September 1998 and thereafter               0.50 to 1

          provided, however, the maximum permitted Leverage Ratio set forth above shall be reduced by .01 for each $5,000,000 in additional equity issued from time to time after September 27, 1996, any such reduction to be effective as of the end of the fiscal quarter in which such equity is issued; provided, however, the maximum permitted Leverage Ratio shall not be reduced to less than 0.45 to 1 at any time.

B.   SECTION 7.12  FIXED CHARGE COVERAGE RATIO:

           1. EBIT for the most recently completed four fiscal quarters ("Applicable Period"):

                a.   Net Income:                      $___________________

                b.   Extraordinary losses:            $___________________

                c.   Tax Expense:                     $___________________

                d.   Interest Expense:                $___________________

                e.   Extraordinary gains:             $___________________

                f.   EBIT (See NOTE 1)
                     (Lines a+b+c+d less Line e):     $___________________

            2.   Operating Lease Expense:             $___________________

            3.   EBIT plus Operating Lease
                 Expense (Lines B1f + B2):            $___________________

            4.   Interest Expense plus Operating
                 Lease Expense (Lines B1d+B2):        $___________________

            5.   Actual Fixed Charge Coverage Ratio
                 (Line B3/Line B4):                   ____________ to 1:00

            Minimum Permitted Fixed Charge Coverage Ratio:

                                                Maximum Permitted
                                                   Fixed Charge
            Fiscal Quarter(s) Ending In           Coverage Ratio
            ---------------------------         -----------------
            Through June 1998                       1.80 to 1

            September 1998 and thereafter           2.00 to 1


NOTE 1: EBIT and depreciation and amortization expense of Persons acquired within Applicable Period may be included on a pro forma basis for the entire Applicable Period on a consolidated basis provided that the Agent has received financial statements for such Person audited by an independent public accounting firm of recognized national standing for at least one quarter or fiscal year ending within such Applicable Period.

C.   SECTION 7.13  ASSET COVERAGE RATIO:

          1.   Consolidated Net Funded Debt
               (Line A4):                           $_____________________

          2.   Net Eligible Receivables:            $_____________________

          3.   Actual Asset Coverage Ratio
               (Line C1/Line C2):                   _____________________%

               Maximum Permitted Asset Coverage Ratio:

               Fiscal Quarter(s) Ending In            Maximum Percentage
               ---------------------------            ------------------
               December 1996                                  90%

               March 1997 through June 1998                   85%

               September 1998 and thereafter                  80%

    D.   SECTION 7.14  MINIMUM NET WORTH:

          1.   Closing Date Net Worth:               $120,000,000

          2.   50% of Net Income after 9/27/96:      $____________________

          3.   75% of proceeds from issuance of common
               stock since 11/1/96:                  $____________________

          4.   Minimum Permitted Minimum Net Worth
               (Lines D1+D2+D3):                     $____________________

          5.   Actual Net Worth:                     $____________________

          The following calculations are as of the date of the attached financial statements and for four fiscal quarters ending on such date.

     E.   SECTION 7.15  CONSOLIDATED NET FUNDED DEBT TO CONSOLIDATED
          EBITDA RATIO:

          1.   Consolidated Net Funded Debt
               (Line A4):                            $____________________

          2.   Consolidated EBIT (Line B1f):         $____________________

          3.   Depreciation Expense:                 $____________________

          4.   Amortization Expense:                 $____________________

          5.   Consolidated EBITDA (Lines E2+E3+E4): $____________________

          6.   Actual Consolidated Net Funded Debt
               to Consolidated EBITDA Ratio
               (Line E1/Line E5):                    _____________ to 1:00

          Maximum Permitted Consolidated Net Funded
          Debt to Consolidated EBITDA Ratio:

                                                  Maximum Permitted
           Fiscal Quarter(s) Ending In             Leverage Ratio
           ---------------------------            -----------------
           Through March 1997                         3.00 to 1

           June 1997 through June 1998                2.75 to 1

           September 1998 and thereafter              2.50 to 1